                                                                    EXHIBIT 99.6


                                                      Director/Executive Officer

                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of ProAssurance Corporation I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of ProAssurance Corporation or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date: November 2, 2000                         Signature:

                                               /s/ Victor T. Adamo
                                               --------------------------------
                                               Name: Victor T. Adamo

                                                      Director/Executive Officer

                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of ProAssurance Corporation I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of ProAssurance Corporation or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date: October 31, 2000                       Signature:

                                             /s/ Richard V. Bradley
                                             --------------------------------
                                             Name: Richard V. Bradley

                                                      Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of ProAssurance Corporation I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of ProAssurance Corporation or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date: November 2, 2000                       Signature:

                                             /s/ Paul R. Butrus
                                             --------------------------------
                                             Name:  Paul R. Butrus

                                                      Director/Executive Officer


                                     CONSENT


         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of ProAssurance Corporation I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of ProAssurance Corporation or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date: November 2, 2000                       Signature:

                                             /s/ Norton E. Cowart
                                             --------------------------------
                                             Name:  Norton E. Cowart

                                                      Director/Executive Officer


                                     CONSENT


         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of ProAssurance Corporation I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of ProAssurance Corporation or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date: November 2, 2000                       Signature:

                                             /s/ A. Derrill Crowe, M.D.
                                             --------------------------------
                                             Name:  A. Derrill Crowe, M.D.

                                                      Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of ProAssurance Corporation I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of ProAssurance Corporation or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  November 2, 2000                      Signature:

                                             /s/ Paul D. Everest, M.D.
                                             --------------------------------
                                             Name: Paul D. Everest, M.D.

                                                      Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of ProAssurance Corporation I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of ProAssurance Corporation or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date: November 2, 2000                       Signature:

                                             /s/ Robert E. Flowers, M.D.
                                             --------------------------------
                                             Name:  Robert E. Flowers, M.D.

                                                      Director/Executive Officer


                                     CONSENT


         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of ProAssurance Corporation I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of ProAssurance Corporation or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  November 2, 2000                      Signature:

                                             /s/ Leon C. Hamrick, M.D.
                                             --------------------------------
                                             Name:  Leon C. Hamrick, M.D.

                                                      Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of ProAssurance Corporation I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of ProAssurance Corporation or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date: November 2, 2000                       Signature:

                                             /s/ James J. Morello
                                             --------------------------------
                                             Name:  James J. Morello

                                                      Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of ProAssurance Corporation I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of ProAssurance Corporation or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date: November 2, 2000                       Signature:

                                             /s/ John P. North, Jr.
                                             --------------------------------
                                             Name:  John P. North, Jr.

                                                      Director/Executive Officer


                                    CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of ProAssurance Corporation I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of ProAssurance Corporation or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date: November 2, 2000                       Signature:

                                             /s/ Ann F. Putallaz, Ph.D.
                                             --------------------------------
                                             Name:  Ann F. Putallaz, Ph.D.

                                                      Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of ProAssurance Corporation I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of ProAssurance Corporation or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  November 2, 2000                      Signature:

                                             /s/ William H. Woodhams, M.D.
                                             --------------------------------
                                             Name:  William H. Woodhams, M.D.